UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event Reported): October 6, 2005

                                  EQUINIX, INC.
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       (Exact Name of Registrant as Specified in its Charter)


            Delaware                     000-31293              77-0487526
-------------------------------  ------------------------  ---------------------
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
         Incorporation)                                   Identification Number)


                                301 Velocity Way
                          Foster City, California 94404
                                 (650) 513-7000
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01. Entry Into A Material Definitive Agreement.

         On October 6, 2005, Equinix, Inc. ("Equinix" or the "Company") entered into an agreement (the "Agreement") with STT Communications Ltd. ("STT") and i-STT Investments Pte. Ltd. ("i-STT"). A copy of the Agreement, which terminates or modifies: (i) certain provisions in that certain Combination Agreement dated as of October 2, 2002 among Equinix, Eagle Panther Acquisition Corp, Eagle Jaguar Acquisition Corp, i-STT, STT, Pihana Pacific, Inc. ("Pihana") and Jane Dietze as Representative of the Stockholders of Pihana (the "Combination Agreement"); (ii) certain provisions in that certain Governance Agreement dated as of December 31, 2002 among Equinix, STT, i-STT and the stockholders of Pihana (the "Governance Agreement"); (iii) certain provisions in that certain Registration Rights Agreement dated as of December 31, 2002 among Equinix and the Initial Purchasers named therein and party thereto (the "Registration Rights Agreement,"); and (iv) that certain Collateral Account Control Agreement among Equinix, i-STT and Smith Barney, a Division of Citigroup Global Markets Inc. is attached to this report as exhibit 99.1.


Item 8.01. Other Events.

On October 6, 2005, Equinix issued a press release to announce that it has filed a shelf registration statement with the Securities and Exchange Commission in order to register 10,188,812 shares of the company's common stock (the "Offering"). All of the shares covered in such Offering may be offered by STT and/or its affiliates, including i-STT, as the selling stockholder. Other information related to the Offering is contained in the press release, a copy of which is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits.

99.1     Letter Agreement among Equinix, STT and i-STT.
99.2 Press Release of Equinix, Inc. dated October 6, 2005 announcing the Offering.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUINIX, INC.


DATE:  October 6, 2005                 By:     /s/  KEITH D. TAYLOR
                                              ---------------------
                                                Keith D. Taylor
                                              Chief Financial Officer